UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 25, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                     0-15502                     13-3238402

(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (this "Amendment") amends and restates the Current Report on Form 8-K filed by Comverse Technology, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") on May 31, 2007 by incorporating by reference and disclosing information previously disclosed by the Company's majority-owned subsidiary, Verint Systems Inc. ("Verint").

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure contained in Item 1.01 of Verint's Current Report on Form 8-K filed with the SEC on May 29, 2007 (the "Verint Form 8-K") under the caption "Credit Facility" is incorporated herein by reference.

INVESTMENT IN VERINT SYSTEMS INC.

Securities Purchase Agreement

On May 25, 2007, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Verint, pursuant to which the Company agreed to purchase 293,000 shares of Series A Convertible Perpetual Preferred Stock (the "Preferred Stock"). The Preferred Stock was purchased at a price of $1,000 per share, for an aggregate purchase price of $293 million. The Company used cash on hand to fund the purchase of the Preferred Stock. The Securities Purchase Agreement contains customary representations and warranties of the parties. In addition, the Company agreed that it will not sell or transfer any Preferred Stock or shares of Verint common stock issuable upon conversion of the Preferred Stock until the six-month anniversary of the closing date of the purchase of the Preferred Stock and the Acquisition (as defined below). The Company entered into the Securities Purchase Agreement to finance, in part, Verint's acquisition of Witness Systems, Inc. ("Witness"), whereby Witness has become a wholly-owned subsidiary of Verint (the "Acquisition").

The foregoing description is not complete and is qualified in its entirety to the Securities Purchase Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Preferred Stock

The Preferred Stock is designated as Series A Convertible Perpetual Preferred Stock and ranks senior to Verint's common stock. Dividends on the Preferred Stock are cumulative and are paid quarterly at the rate of 4.25% per annum per share on the liquidation preference in effect at such time; provided that beginning on the first day of the first quarter after the quarter in which the interest rate initially applicable to the first lien term loan obtained by Verint in connection with the Acquisition has been reduced by 0.50% or more, and thereafter, the dividend rate will be reset to 3.875% per annum. If any shares of Preferred Stock are transferred by the Company prior to the time that the interest rate applicable to the first lien term loan has been reset, the dividend rate applicable to the shares held by such third-parties shall be set at 4.625% per annum per share on the liquidation preference in effect at such time, and will not reset, even if the interest rate applicable to the first lien term loan is later reduced.

Notwithstanding the foregoing, subject to certain exceptions, if the underlying shares of common stock have not been approved by a majority vote of Verint's stockholders on or prior to the last day of the fiscal quarter following the date that is 180 days after the first date on which Verint is in compliance with SEC reporting requirements, then on such date and on the last day of each subsequent fiscal quarter the annual dividend rate will increase by 1%.

If Verint determines that it is prohibited from paying cash dividends on the Preferred Stock under the terms of its then-existing debt instruments, Verint may elect to make such dividend payments in shares of its common stock, which common stock will be valued at 95% of the volume weighted average price of such common stock for each of the five consecutive trading days ending on the second trading day immediately prior to the record date for such dividend.



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The Preferred Stock will not have general voting or conversion rights until the underlying shares of common stock are authorized by a majority vote of Verint's stockholders. Once the underlying shares of common stock are so authorized, each holder of Preferred Stock will be entitled to a number of votes in respect of the Preferred Stock owned by it equal to the number of shares of Verint common stock into which such holder's Preferred Stock is initially convertible based on a conversion rate equal to the issue price of $1,000 per share of Preferred Stock divided by $32.66, the conversion price in effect on May 25, 2007 (the "Issue Date"). For as long as shares of Preferred Stock are outstanding, the consent of holders of at least 66 2/3% of the outstanding shares of Preferred Stock, voting separately as a class with all other series of preferred stock which have similar voting rights, will be required for Verint to take certain actions, including amending Verint's certificate of incorporation if the amendment would adversely alter or change the powers and rights of such holders.

Following authorization of the underlying shares, each share of Preferred Stock will be convertible at the option of the holder thereof into a number of shares of Verint common stock equal to the liquidation preference then in effect divided by the conversion price then in effect, which will initially be $32.66, which was calculated as 112.5% of the volume weighted average share price of Verint common stock for the 25 trading days prior to the closing of the Acquisition (as may be adjusted from time to time, the "Conversion Rate"). The initial Conversion Rate is 30.6185 shares of Verint common stock for each share of Preferred Stock.

Verint may convert all, but not less than all, of the Preferred Stock at its option, at any time on or after the second anniversary of the Issue Date, if the closing sale price of Verint's common stock immediately prior to such conversion equals or exceeds the conversion price then in effect by: (i) 150%, on or after the second anniversary of the Issue Date but prior to the third anniversary of the Issue Date, (ii) 140%, on or after the third anniversary of the Issue Date but prior to the fourth anniversary of the Issue Date, and (iii) 135%, on or after the fourth anniversary of the Issue Date. Upon a "Fundamental Change", which subject to certain exceptions, consists of: (i) the sale of all or substantially all of Verint's assets, (ii) certain other change of control transactions, (iii) certain directors ceasing to constitute a majority of Verint's Board of Directors, or (iv) the consolidation or merger of Verint with or into any other entity (subject to certain exceptions), the conversion price will be adjusted, and, subject to certain exceptions, holders of Preferred Stock will have the right to require Verint to purchase the Preferred Stock for 100% of the liquidation preference. In addition, if holders of Preferred Stock elect to convert upon the occurrence of certain Fundamental Changes prior to May 22, 2017, such holders will receive "Transaction Consideration" (as so defined) in respect of a specified additional number of shares of Verint's common stock.

The foregoing description of the terms of the Preferred Stock is not complete and is qualified in its entirety to Verint's Certificate of Designation, attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

Concurrently with entering into the Securities Purchase Agreement, the Company and Verint entered into a Registration Rights Agreement, dated as of May 25, 2007 (the "Registration Rights Agreement") pursuant to which the holders of the Preferred Stock have the right to require Verint to register the Preferred Stock (or any conversion shares issuable upon conversion of shares of Preferred Stock) ("Registrable Securities") in accordance with the terms of the Registration Rights Agreement.

Demand Registration Rights. Beginning 180 days after Verint is in compliance with SEC reporting obligations and the date that Verint obtains the requisite stockholder consent for the issuance of the conversion stock, the holders may request, on no more than two occasions, that Verint effect the registration of all or part of the Registrable Securities having an aggregate market value of $100 million (before deducting any underwriting discounts and commissions), including using a shelf registration if Verint is eligible to use Form S-3 at such time. Verint is not required to effect a demand registration (i) if it has effected a demand registration in the twelve months preceding the demand notice,
(ii) within 90 days of a piggyback underwritten registration in which the


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holders were allowed to include all Registrable Securities without limitation, or between 25% to 50% of the Registrable Securities requested to be included therein, (iii) within 180 days of a piggyback underwritten registration in which the holders were allowed to include more than 50% of the Registrable Securities requested to be included therein, or (iv) during a blackout period.

Piggyback Registration Rights. If Verint proposes to file a registration statement under the Securities Act of 1933 with respect to an offering of any class of equity securities, either for its own account or for the account of other stockholders exercising their registration rights, the holders will have the right to include their Registrable Securities in such registration statement.

Marketing Limitation. The underwriters of any underwritten offering will have the right, for marketing reasons, to limit the number of Registrable Securities to be included in any registration statement initiated pursuant to demand or piggyback registration rights.

Expenses of Registration. Verint is are required to pay all expenses in connection with any registration, other than underwriting discounts and commissions.

Indemnification. The agreement contains customary indemnification provisions, pursuant to which each party is obligated to indemnify the other party in the event of material misstatements or omissions in a registration statement attributable to that party.

The foregoing description is not complete and is qualified in its entirety to the Registration Rights Agreement, attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosures contained in Item 2.01 of the Verint Form 8-K and Item 1.01 of this Amendment are incorporated herein by reference.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION.

The disclosure contained in Item 1.01 of the Verint Form 8-K under the caption "Credit Facility" is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      The unaudited consolidated balance sheets, statement of operations, and statement of cash flow of Witness as of March 31, 2007 contained in the Form 10-Q filed by Witness on May 8, 2007 and the consolidated balance sheets, statement of operations, consolidated statements of shareholders' equity and comprehensive income and statement of cash flow of Witness for each of the three years in the period ended December 31, 2006 contained in the Form 10-K filed by Witness on April 2, 2007 are incorporated by reference herein.

      (b)   PRO FORMA FINANCIAL INFORMATION.

      The pro forma financial information that is required pursuant to this Item 9.01(b) will be filed by amendment as soon as practicable following the completion of the restatement of the Company's financial statements. Due to the restatements, the Company does not expect that the required pro forma financial information will be filed within 71 calendar days after the date that the initial report on Form 8-K was required to be filed.



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      (d)   EXHIBITS:

     Exhibit No.                                    Description
     -----------                                    -----------

         10.1 Securities Purchase Agreement, dated May 25, 2007, between Verint Systems Inc. and Comverse Technology, Inc. (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Comverse Technology, Inc. with the SEC on May 31, 2007)

         10.2 Registration Rights Agreement, dated as of May 25, 2007, by and between Verint Systems Inc. and Comverse Technology, Inc. (incorporated by reference to Exhibit
                        10.2 of the Current Report on Form 8-K filed by Comverse Technology, Inc. with the SEC on May 31, 2007)

         10.3 Credit Agreement dated as of May 25, 2007 among Verint Systems Inc., as Borrower, the Lenders as parties thereto and Lehman Commercial Paper Inc., as Administrative Agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Verint Systems Inc. with the SEC on May 29, 2007)

         10.4 Agreement and Plan of Merger, dated as of February 11, 2007, among Verint Systems Inc., White Acquisition Corporation and Witness Systems, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Verint Systems Inc. with the SEC on February 15, 2007)

         99.1           Certificate of Designation of Verint Systems Inc.
                        relating to the Series A Convertible Perpetual Preferred Stock (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Comverse Technology, Inc. with the SEC on May 31, 2007)




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMVERSE TECHNOLOGY, INC.


Date:  June 7, 2007                     By:   /s/  Paul L. Robinson
                                            -----------------------------------
                                        Name:   Paul L. Robinson
                                        Title:  Chief Operating Officer,
                                                Executive Vice President
                                                and General Counsel





















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                                  EXHIBIT INDEX


Exhibit No.                                               Description
-----------                                               -----------

    10.1 Securities Purchase Agreement, dated May 25, 2007, between Verint Systems Inc. and Comverse Technology, Inc. (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Comverse Technology, Inc. with the SEC on May 31, 2007)

    10.2 Registration Rights Agreement, dated as of May 25, 2007, by and between Verint Systems Inc. and Comverse Technology, Inc. (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Comverse Technology, Inc. with the SEC on May 31, 2007)

    10.3 Credit Agreement dated as of May 25, 2007 among Verint Systems Inc., as Borrower, the Lenders as parties thereto and Lehman Commercial Paper Inc., as Administrative Agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Verint Systems Inc. with the SEC on May 29, 2007)

    10.4 Agreement and Plan of Merger, dated as of February 11, 2007, among Verint Systems Inc., White Acquisition Corporation and Witness Systems, Inc. (incorporated by reference to Exhibit
                  2.1 of the Current Report on Form 8-K filed by Verint Systems Inc. with the SEC on February 15, 2007)

    99.1 Certificate of Designation of Verint Systems Inc. relating to the Series A Convertible Perpetual Preferred Stock (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Comverse Technology, Inc. with the SEC on May 31, 2007)







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